UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) and (b)       Voting Results.

At the 2021 annual meeting of shareholders (the “2021 Annual Meeting”) of First United Corporation (the “Corporation”) held on May 20, 2021, the shareholders voted on the seven proposals set forth below and as further described in the Corporation’s definitive proxy statement dated April 19, 2021. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of four nominees to serve on the Corporation’s Board of Directors (the “Board”), each until the 2024 annual meeting of shareholders and until his or her successor is duly elected and qualified.

	For	Withheld	Broker Non-Votes
Sanu Chadha	4,640,331	442,721	600,064
Christy DiPietro	4,665,752	417,300	600,064
Patricia Milon	4,660,214	422,838	600,064
Carissa Rodeheaver	4,726,338	356,714	600,064

Proposal 2 – Declassification of the Board of Directors:

For	Against	Abstain	Broker Non-Votes
4,827,380	239,391	16,282	600,064

Proposal 3 – Advisory vote on majority vote standard:

For	Against	Abstain	Broker Non-Votes
4,678,482	233,687	170,883	600,064

Proposal 4 – Advisory vote on proxy access:

For	Against	Abstain	Broker Non-Votes
4,753,555	145,273	184,224	600,064

Proposal 5 – Adoption of advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2020:

For	Against	Abstain	Broker Non-Votes
4,608,617	283,085	186,351	600,064

Proposal 6 – Ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
5,527,594	53,970	101,552	-

Proposal 7 – Frequency of future Say-on-Pay Votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
4,407,838	97,457	353,639	224,118	-

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 24, 2021	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Chairman, President & CEO